[ALLEGHENY ENERGY LOGO]

FOR MEDIA, CONTACT:                               FOR INVESTOR RELATIONS, CONTACT:
Cynthia A. Shoop                                  Gregory L. Fries
Vice President, Corporate Communications          General Manager, Investor Relations
10435 Downsville Pike                             10435 Downsville Pike
Hagerstown, MD 21740-1766                         Hagerstown, MD 21740-1766
Phone: 301-665-2718                               Phone: (301) 665-2713
Media Hotline: 1-888-233-3583                     E-Mail: gfries@alleghenyenergy.com
E-Mail: cshoop@alleghenyenergy.com
                                                  M. Beth Straka
                                                  General Manager, Investor Relations
                                                  4350 Northern Pike
                                                  Monroeville, PA 15146-2841
                                                  Phone: (412) 856-3731
                                                  E-Mail: mstraka@alleghenyenergy.com


                              FOR IMMEDIATE RELEASE

         ALLEGHENY ENERGY REPORTS UNAUDITED CONSOLIDATED FINANCIAL DATA
                    FOR NINE MONTHS ENDED SEPTEMBER 30, 2002

         HAGERSTOWN, MD., DECEMBER 19, 2002 - Allegheny Energy, Inc. (NYSE: AYE) today released unaudited consolidated financial data for the nine months ended September 30, 2002. This information was prepared for delivery to its lenders in the course of the Company's ongoing comprehensive financial review disclosed on November 4, 2002, when the Company announced it was delaying the release of third quarter results.

         The Company reported a consolidated net loss of $334.4 million (or a $2.67 loss per share) for the nine-month period, which includes a reduction in the market value of its energy trading portfolio to reflect changes in valuation model assumptions and market conditions; the cumulative effect of an accounting change related to the adoption of the Statement of Financial Accounting Standards (SFAS) No. 142, "Goodwill and Other Intangible Assets"; workforce reduction expenses; and other items.

         In the course of the comprehensive review of its financial records, Allegheny Energy has identified a number of required adjustments with respect to its 2002 financial statements that resulted from accounting errors. These adjustments are fully reflected in the unaudited financial data released today. Based on the results of this comprehensive review, the Company has determined that it and certain of its subsidiaries will have to restate their first and second quarter financial statements for 2002. The Company will release third quarter 2002 earnings data when the comprehensive review has been completed and will issue restated financial statements for the first and second quarters of 2002 as soon as possible thereafter.


         -more-

         The Company completed an analysis of the potential impairment of goodwill related to the acquisition of its energy trading business in accordance with SFAS No. 142, as well as the potential impairment of its investment in its Midwest generating assets in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." The Company concluded that these assets are not impaired.

         Allegheny Energy's unaudited consolidated financial data for the nine months ended September 30, 2002, includes the following items that contributed to the Company's reported net loss:

-------------------------------------------------------------------------------------------------------------
                                                          Pre-tax             After-Tax         Earnings per
               (In millions)                              Amount               Amount               Share
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
o  Reduction in the market value of the energy
   trading portfolio                                      $(356.3)             $(217.6)            $(1.73)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
o  Cumulative effect of accounting change related
   to the adoption of SFAS No. 142                         (210.1)              (130.5)             (1.04)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
o  Workforce reduction expenses                            (104.2)               (62.6)              (.50)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
o  Charges related to generating plant
   cancellations                                            (51.8)               (31.4)              (.25)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
o  Impairment of unregulated investments                    (38.8)               (22.9)              (.18)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
o  Gain on Canaan Valley land sale                           14.3                 11.9                .09
-------------------------------------------------------------------------------------------------------------


         The comparative prior period ended September 30, 2001, included the following item that reduced net income:

-------------------------------------------------------------------------------------------------------------
                                                                Pre-tax             After-Tax    Earnings per
                     (In millions)                              Amount               Amount          Share
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
o        Cumulative effect of accounting change related
         to the adoption of SFAS No. 133                         $(52.3)              $(31.1)         $(.26)
-------------------------------------------------------------------------------------------------------------

         Allegheny Energy is continuing discussions with banks, other lenders, and trading counterparties regarding outstanding defaults, needed amendments to existing agreements, and obtaining additional secured financing. As announced on October 21, 2002, the Company has received authority from the U.S. Securities and Exchange Commission (SEC) to borrow up to $2 billion on a secured basis, related to the refinancing. Additional approvals needed to implement this refinancing are still pending. In addition, the Company's subsidiaries, Allegheny Energy Supply Company, LLC (Allegheny Energy Supply), and Allegheny Generating Company, have received extensions through December 31, 2002, on waivers from bank lenders under their credit agreements. The Company continues to negotiate with these and other lenders and is also working with the St. Joseph County generating facility lenders concerning financial obligations related to this facility. If the Company is unable to successfully complete negotiations with these lenders, including arrangements with respect to inter-creditor issues, it would likely be obliged to seek bankruptcy protection.


                                     -more-

         As previously announced, Allegheny Energy has already taken steps to reduce its cost structure, preserve cash, and strengthen its balance sheet, including reducing the Company's reliance on its wholesale energy trading business; significantly reducing pre-tax operating expenses in 2002; cancelling the development of several generating facilities, saving $700 million in capital expenditures over the next several years; reducing the workforce by approximately 10 percent through a voluntary early retirement option, normal attrition, and selected staff reductions; and suspending the dividend on its common stock.

         The Company actively continues its work to resolve the following issues which are critical to its financial stability and long-term performance:

o    satisfactory completion of asset sales and/or the issuance of equity;

o satisfactory outcome of Federal Energy Regulatory Commission proceedings in which the validity of the Company's contracts with the California Department of Water Resources is challenged;

o satisfactory resolution of litigation with Merrill Lynch regarding the Allegheny Energy Global Markets acquisition (in which Merrill Lynch is claiming $115 million plus interest and the Company has filed counter claims against Merrill Lynch);

o satisfactory resolution of trading counterparties' current and future demands in settlement of terminated trades and collateral in respect of ongoing positions; and

o    continued transition of the Company to refocus on its core businesses.

         Information regarding results for Allegheny Energy Supply for the first nine months of 2002 is included in the Company's Form 8-K filed today with the SEC.

         With headquarters in Hagerstown, Md., Allegheny Energy is an integrated energy company with a balanced portfolio of businesses, including Allegheny Energy Supply, which owns and operates electric generating facilities and supplies energy and energy-related commodities in selected domestic retail and wholesale markets; Allegheny Power, which delivers low-cost, reliable electric and natural gas service to about three million people in Maryland, Ohio, Pennsylvania, Virginia, and West Virginia; and a business offering fiber-optic and data services, energy procurement and management, and energy services.


         Certain statements contained herein constitute forward-looking statements with respect to Allegheny Energy, Inc. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of Allegheny Energy to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors may affect Allegheny Energy's operations, markets, products, services, prices, capital expenditures, development activities, and future plans. Such factors include, among others, the following: changes in general, economic, and business conditions; changes in the price of electricity and natural gas; changes in industry capacity; changes in technology; changes in financial and capital market conditions; changes in political and social conditions, deregulation activities and the movement toward competition in the states served by our operations; the effect of regulatory and legislative decisions; regulatory approvals and conditions; the loss of any significant customers; litigation; and changes in business strategy or business plans.


                                      -###-

                                     Allegheny Energy, Inc.
                                   Adjusted Financial Results
               For the Nine Months Ended September 30, 2002 and September 30, 2001
                                         (In thousands)


 Year-to-Date                                                                                           2002             2001
 Consolidated net income (loss)                                                                      $ (334,379)       $ 353,208
 Less: Adjustments to consolidated net income:
     Reduction in the market value of the energy trading portfolio                                     (217,564)               -
     Cumulative effect of accounting change related to the adoption of SFAS No. 142                    (130,514)               -
     Workforce reduction expenses                                                                       (62,604)               -
     Charges related to generating plant cancellations                                                  (31,377)               -
     Impairment of unregulated investments                                                              (22,954)               -
     Gain on Canaan Valley land sale                                                                     11,917                -
     Cumulative effect of accounting change related to the adoption of SFAS No. 133                           -          (31,147)
                                                                                                         ------          -------
          Total of adjustments to consolidated net income                                              (453,096)         (31,147)
                                                                                                       --------          -------
 Adjusted consolidated net income                                                                     $ 118,717        $ 384,355
                                                                                                      =========        =========

                             ALLEGHENY ENERGY, INC.
                     Comparison of Earnings (Loss) per Share
       For the Nine Months Ended September 30, 2002 vs. September 30, 2001
                             (In dollars per share)

                                                                  Unaudited
                                                                 Year-to-Date
                                                               2002       2001     Variance
                                                               -----      -----  -----------
 Earnings per share
 Basic consolidated earnings (loss) per share                  $(2.665)    $2.982     $(5.647)

 EPS Variance Reconciliation
 Net revenues (Note 1)                                                                $(3.571)

 Operation expense                                                                     (0.412)

 Other:
 Workforce reduction expenses                                                          (0.529)
 Depreciation and amortization                                                         (0.060)
 Taxes other than income taxes                                                         (0.004)
 Other income and expenses                                                             (0.138)
 Interest charges and preferred dividends                                              (0.084)
 Minority interest                                                                      0.057
 Issuance of shares                                                                     0.096
 Change in effective income tax rate                                                   (0.255)
 All other                                                                              0.030
 Other                                                                                 (0.887)

 Income before accounting change                                                       (4.870)

 Cumulative effect of accounting change                                                (0.777)

 Consolidated net income (loss)                                                       $(5.647)


 Note 1: Reflects revenues less the cost of fuel consumed for electric generation, purchased energy and transmission, natural gas purchases, deferred power costs, and cost of goods sold.

                             ALLEGHENY ENERGY, INC.
                                Sales Volume Data
       For the Nine Months Ended September 30, 2002 and September 30, 2001

Year-to-Date                                                                    2002          2001         Variance
--------------
Delivery and services regulated electric sales (gigawatt-hours) (Note 1)
Residential                                                                     11,216        10,927           2.6%
Commercial                                                                       7,525         7,262           3.6%
Industrial                                                                      14,915        14,805           0.7%
Municipals and street lighting                                                   1,125         1,153          -2.4%
Total                                                                           34,781        34,147           1.9%

Delivery and services regulated gas sales (MMcfs)                               43,596        46,132          -5.5%


Note 1: Excludes affiliated and bulk power transmission sales.

                               Allegheny Energy, Inc.
                        Consolidated Statement of Operations

                                                                                        Unaudited
                                                                                        Nine Months Ended
                                                                                          September 30,

(In thousands, except per share data)                                                      2002                 2001*
-------------------------------------

TOTAL OPERATING REVENUES                                                                 $ 2,324,726           $ 2,592,433

COST OF REVENUES:
Fuel consumed for electric generation                                                        436,885               438,062
Purchased energy and transmission                                                            265,107               222,317
Natural gas purchases                                                                        431,977                99,084
Deferred energy costs, net                                                                     7,608                (5,450)
Other                                                                                         76,528                26,397
Total cost of revenues                                                                     1,218,105               780,410
NET REVENUES                                                                               1,106,621             1,812,023

OTHER OPERATING EXPENSES:
Workforce reduction expenses                                                                 104,170               ---
Operation expense                                                                            696,182               614,805
Depreciation and amortization                                                                232,870               220,696
Taxes other than income taxes                                                                163,646               162,871
Total other operating expenses                                                             1,196,868               998,372
OPERATING INCOME (LOSS)                                                                      (90,247)              813,651

OTHER INCOME AND EXPENSES                                                                    (26,412)                7,061

INTEREST CHARGES AND PREFERRED DIVIDENDS:
Interest on long-term debt and other interest                                                230,378               210,680
Allowance for borrowed funds used during
construction and interest capitalized                                                         (9,599)               (6,684)
Dividends on preferred stock of subsidiaries                                                   3,778                 3,780
Total interest charges and preferred dividends                                               224,557               207,776
CONSOLIDATED INCOME (LOSS) BEFORE INCOME TAXES, MINORITY INTEREST,
  AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE                                                (341,216)              612,936

FEDERAL AND STATE INCOME TAX EXPENSE (BENEFIT)                                              (132,871)              226,314

MINORITY INTEREST                                                                             (4,480)                2,267

CONSOLIDATED INCOME (LOSS) BEFORE CUMULATIVE
EFFECT OF ACCOUNTING CHANGE                                                                 (203,865)              384,355
CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET                                                 (130,514)              (31,147)
CONSOLIDATED NET INCOME (LOSS)                                                            $ (334,379)            $ 353,208


Average common shares outstanding                                                        125,460,716           118,434,527
Average diluted common shares outstanding                                                125,790,364           118,920,222

BASIC EARNINGS PER SHARE:
Consolidated income (loss) before cumulative effect of
  accounting change                                                                          $ (1.63)               $ 3.24
Cumulative effect of accounting change, net                                                    (1.04)                (0.26)
Consolidated net income (loss)                                                               $ (2.67)               $ 2.98

DILUTED EARNINGS PER SHARE:
Consolidated income (loss) before cumulative effect of
  accounting change                                                                          $ (1.63)               $ 3.23
Cumulative effect of accounting change, net                                                    (1.04)                (0.26)
Consolidated net income (loss)                                                               $ (2.67)               $ 2.97


* Certain amounts have been reclassified for comparative purposes.

                     ALLEGHENY ENERGY, INC.
                   Consolidated Balance Sheet

                                                                     Unaudited
                                                                   September 30,          December 31,
(In thousands)                                                         2002                  2001*
--------------                                                         ----                  -----
ASSETS:
CURRENT ASSETS:
  Cash and temporary cash investments                                    $ 235,231              $ 37,980
  Accounts receivable:
    Billed:
      Customer                                                             356,902               350,349
      Other                                                                113,787                44,613
    Unbilled                                                               122,890               169,612
    Allowance for uncollectible accounts                                   (33,309)              (32,796)
  Materials and supplies - at average cost:
    Operating and construction                                             111,856               104,965
    Fuel                                                                   115,013                82,390
  Commodity contracts                                                      186,717               297,879
  Taxes receivable                                                         155,628               124,718
  Other, including current portion of regulatory assets                    140,685               133,200
                                                                           -------               -------
                                                                         1,505,400             1,312,910
                                                                         ---------             ---------
PROPERTY, PLANT, AND EQUIPMENT:
  In service, at cost                                                   10,888,209            10,660,177
  Construction work in progress                                            427,826               426,706
                                                                           -------               -------
                                                                        11,316,035            11,086,883
  Accumulated depreciation                                              (4,422,817)           (4,233,868)
                                                                        ----------            ----------

                                                                         6,893,218             6,853,015
                                                                         ---------             ---------
INVESTMENTS AND OTHER ASSETS:
  Excess of cost over net assets acquired (Goodwill)                       397,984               603,615
  Benefit plans' investments                                                63,749               102,078
  Unregulated investments                                                   58,116                66,422
  Intangible assets                                                         11,509                43,045
  Other                                                                      4,316                 4,135
                                                                             -----                 -----
                                                                           535,674               819,295
                                                                           -------               -------
DEFERRED CHARGES:
  Commodity contracts                                                    1,252,725             1,457,504
  Regulatory assets                                                        570,882               594,182
  Other                                                                    115,593               130,646
                                                                           -------               -------
                                                                         1,939,200             2,182,332
                                                                         ---------             ---------
TOTAL ASSETS                                                           $10,873,492          $ 11,167,552
                                                                       ===========          ============

* Certain amounts have been reclassified for comparative purposes.

                     ALLEGHENY ENERGY, INC.
             Consolidated Balance Sheet (Continued)

                                                                     Unaudited
                                                                   September 30,          December 31,
(In thousands)                                                         2002                  2001*
--------------                                                         ----                  -----

STOCKHOLDERS' EQUITY AND LIABILITIES:
CURRENT LIABILITIES:
  Short-term debt                                                      $ 1,138,131            $1,238,728
  Long-term debt due within one year                                       425,643               353,054
  Accounts payable                                                         462,720               373,958
  Taxes accrued:
    Federal and state income                                                91,138                21,613
    Other                                                                   82,978                99,393
  Adverse power purchase commitments                                        20,080                24,839
  Deferred income taxes                                                     44,948               186,933
  Commodity contracts                                                      341,941               512,788
  Other, including current portion of regulatory liabilities               190,342               238,504
                                                                           -------               -------
                                                                         2,797,921             3,049,810
                                                                         ---------             ---------

LONG-TERM DEBT AND QUIDS                                                 3,513,760             3,200,421

DEFERRED CREDITS AND OTHER LIABILITIES:
  Commodity contracts                                                      498,481               482,225
  Unamortized investment credit                                             97,785               102,589
  Deferred income taxes                                                  1,008,121               972,910
  Obligations under capital leases                                          35,590                35,309
  Regulatory liabilities                                                   109,063               108,055
  Adverse power purchase commitments                                       240,913               253,499
  Other                                                                    204,163               148,774
                                                                           -------               -------
                                                                         2,194,116             2,103,361
                                                                         ---------             ---------

MINORITY INTEREST                                                           33,343                29,991

PREFERRED STOCK                                                             74,000                74,000

STOCKHOLDERS' EQUITY:
  Common stock                                                             157,890               156,596
  Other paid-in capital                                                  1,440,513             1,421,117
  Retained earnings                                                        656,196             1,152,487
  Treasury stock                                                              (244)             ---
  Other comprehensive income                                                 5,997               (20,231)
                                                                             -----               -------
                                                                         2,260,352             2,709,969

TOTAL STOCKHOLDERS' EQUITY AND LIABILITIES                             $10,873,492          $ 11,167,552
                                                                       ===========          ============

* Certain amounts have been reclassified for comparative purposes.